Related-Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party and Party-In-Interest Transactions	Related-Party and Party-in-Interest Transactions
State Street Bank and Trust Company manages the Plan’s shares of First Horizon Corporation common stock fund and mutual funds and common/collective trust funds. First Horizon Corporation is the Plan Sponsor. State Street Bank and Trust Company is the trustee. Therefore, these transactions with First Horizon Corporation and State Street Bank and Trust Company qualify as party-in-interest transactions. Administrative fees paid to these parties and other service providers which qualify as parties-in-interest total $1,154,026 for 2025.
The Company also provides the Plan with certain management and administrative services for which no fees are charged.